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                                                                  EXECUTION COPY

             SECOND AMENDED AND RESTATED DOMESTIC PLEDGE AGREEMENT
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        SECOND AMENDED AND RESTATED PLEDGE AGREEMENT, dated as of December 29,
2000, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the "Grantors"), in favor of
                                                        --------
FIRST UNION NATIONAL BANK, a national banking association (the "Trustee"), not
                                                                -------
individually but solely as Trustee under the Second Amended and Restated Trust Agreement, dated as of December 29, 2000 (as amended, supplemented or otherwise modified from time to time, the "Trust Agreement"), among Federal-Mogul
                                 ---------------
Corporation, a Michigan corporation (the "Company"), the Subsidiaries of the
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Company parties thereto and the Trustee.

                              W I T N E S S E T H:
                              -------------------

        WHEREAS, pursuant to the Third Amended and Restated Credit Agreement, dated as of February 24, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Credit Agreement"), among the Company,
                               -------------------------
each Foreign Subsidiary Borrower party thereto (together with the Company, the

"Existing Borrowers"), the banks and other financial institutions from time to
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time parties thereto (the "Existing Lenders") and The Chase Manhattan Bank, as
                           ----------------
Administrative Agent, the Existing Lenders have made and/or agreed to make loans to the Existing Borrowers upon the terms and subject to the conditions set forth therein;

        WHEREAS, pursuant to the Existing Credit Agreement, certain of the Grantors other than the Company executed and delivered the Subsidiary Guarantee, dated as February 24, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Subsidiary Guarantee");
                         -----------------------------

        WHEREAS, pursuant to the Existing Credit Agreement, certain of the Grantors and the Trustee executed and delivered the Amended and Restated Domestic Pledge Agreement, dated as of February 24, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing
                                                                  --------
Domestic Pledge Agreement"), pursuant to which the obligations of the Grantors
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under the Existing Credit Agreement and the Existing Subsidiary Guarantee and
the obligations of the Company in respect of the ESOP Guaranty Obligations (as defined in the Existing Domestic Pledge Agreement) were secured by the collateral described therein, and the obligations of the Company under the Indentures (such term and other capitalized terms used in these recitals being used as defined in Section 1 hereof) were secured by certain of the collateral described in the Existing Domestic Pledge Agreement;

        WHEREAS, pursuant to Fourth Amended and Restated Credit Agreement, dated as of December 29, 2000 (as amended, modified, supplemented, extended or renewed from time to time, including pursuant to any amendment and restatement thereof, the "Credit Agreement"), among the Company, each Foreign Subsidiary Borrower
     ----------------
party thereto, the Lenders parties thereto and The Chase Manhattan Bank, as Administrative Agent, the Existing Credit Agreement is being amended and restated in its entirety, and the Lenders have agreed to make further Loans and other extensions of credit to the Borrowers;

        WHEREAS, pursuant to the Credit Agreement, the Existing Guarantee is being amended and restated in its entirety by the Domestic Subsidiary Guarantee;

        WHEREAS, certain of the Grantors are Surety Bond Account Parties, for the account of which Surety Parties have issued Surety Bonds;

        WHEREAS, certain of the Grantors are parties to one or more Surety Bond Guarantees, pursuant to which such Grantors have guaranteed obligations of one or more Surety Bond Account Parties under Surety Bond Documents;

        WHEREAS, certain of the Grantors may enter into Hedge Agreements with Lenders and Lender Affiliates, and certain of the Grantors may incur Cash Management Obligations to Lenders and Lender Affiliates;

        WHEREAS, each Borrower is a member of an affiliated group of companies that includes each other Grantor;

        WHEREAS, the proceeds of the extensions of credit under the Existing Credit Agreement and the extensions of credit to be made under the Credit Agreement have been or will be used in part to enable the Borrowers to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

        WHEREAS, the Borrowers and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement, the extension of the expiry dates of the Surety Bonds and the extensions of credit by Lenders and Lender Affiliates in respect of Hedge Agreements and Cash Management Obligations;

        WHEREAS, the ESOP Guaranty Obligations have been satisfied in full and are therefore no longer secured pursuant to the Existing Domestic Pledge Agreement;

        WHEREAS, it is a condition precedent to (a) the obligation of the Lenders to agree to amend and restate the Existing Credit Agreement and to make further extensions of credit to the Borrowers under the Credit Agreement, (b) the obligations of the Surety Parties to extend the expiry date of the Surety Bonds and (c) the willingness of Lenders and Lender Affiliates to enter into Hedge Agreements and to permit Cash Management Obligations to be created, in each case, that the Existing Domestic Pledge Agreement shall have been amended and restated in its entirety as set forth herein;

        NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement, to induce the Lenders to make their respective extensions of credit to the Borrowers under the Credit Agreement, to induce the Surety Parties to extend the expiry dates of the Surety Bonds and to induce Lenders and Lender Affiliates to enter into Hedge Agreements and to permit Cash Management Obligations to be created, each Grantor hereby agrees with the Trustee, for the benefit of the
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Secured Parties, that the Existing Domestic Pledge Agreement is hereby amended and restated in its entirety as follows:

                          SECTION 1.__  DEFINED TERMS

     1.1  Definitions.  (a) Unless otherwise defined herein, terms defined in
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the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     (b) The following terms shall have the following meanings:

         "Administrative Agent":  The Chase Manhattan Bank, in its capacity as
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     Administrative Agent under the Credit Agreement, and any successor
     Administrative Agent appointed thereunder.

         "Agreement":  this Second Amended and Restated Domestic Pledge
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     Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

         "Cash Management Obligations": all obligations and liabilities of the
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     Company and its Subsidiaries (whether direct or as a guarantor) owed to any
     Lender, any Lender Affiliate or the Administrative Agent arising under or in connection with treasury, depositary and cash management services or arrangements or in connection with any automated clearinghouse transfer of funds services or arrangements.

         "Collateral":  the collective reference to (a) all Pledged Stock, (b)
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     all Intercompany Loans and Intercompany Notes, and (c) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing, in each case whether now owned by a Grantor or hereafter acquired by a Grantor.

         "Credit Agreement":  as defined in the recitals hereto.
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         "Credit Agreement Obligations":  the collective reference to (a) the
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     unpaid principal of and interest on the Loans, the Reimbursement
     Obligations and all other obligations and liabilities of the Borrowers to the Administrative Agent or any Lender (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans outstanding thereunder and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, any Notes, any Letter of Credit or any other Loan Document or any other document made, delivered or given in connection therewith, (b) all obligations and liabilities of the Company or any of its Subsidiaries to any Lender or Lender Affiliate (including, without limitation, interest accruing at the then applicable rate provided in any Secured Hedge Agreement after the maturity of any amount payable thereunder and interest accruing at the then applicable rate provided in any Secured Hedge Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company or any of its Subsidiaries, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, any Secured Hedge Agreement or any document made, delivered or given in connection therewith, and (c) all Cash Management Obligations, in each case whether the obligations and liabilities described in any of the foregoing clauses (a), (b) or (c) are on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders or Lender Affiliates that are required to be paid by the Company or any of its Subsidiaries pursuant to the terms of any of the foregoing agreements).

          "Existing Credit Agreement":  as defined in the recitals hereto.
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          "Guarantor Credit Agreement Obligations":  with respect to any
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     Subsidiary Grantor, all obligations and liabilities of such Grantor which may arise under or in connection with the Subsidiary Guarantee or any other Loan Document to which such Grantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or the Lenders that are required to be paid by such Grantor pursuant to the terms of any Loan Document).

          "Guarantor Surety Bond Obligations":  with respect to any Grantor, all
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     obligations and liabilities of such Grantor which may arise under or in connection with any Surety Bond Guarantee to which such Grantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the relevant Surety Party that are required to be paid by such Grantor pursuant to the terms of any Surety Bond Document).

          "Holder Representative":  as defined in the Trust Agreement.
           ---------------------

          "Holders":  the holders of the Public Debt Obligations (including,
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     when the context permits, the relevant Public Debt Trustee acting on behalf of such holders).

          "Intercompany Loans": the collective reference to all loans and
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     advances, whether or not evidenced by any promissory note or other instrument, made by any Grantor to (i) any Foreign Subsidiary or (ii) T & N Industries, Inc.

          "Intercompany Notes":  the promissory notes listed on Schedule 1,
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     together with any promissory note or other instrument evidencing an
     Intercompany Loan that may be issued to, or held by, any Grantor while this Agreement is in effect.

          "Issuers":  the collective reference to each issuer of Pledged Stock.
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          "New York UCC":  the Uniform Commercial Code as from time to time in
           ------------
     effect in the State of New York.

        "1994 Indenture":  the Indenture, dated as of August 12, 1994, between
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     the Company and U.S. Bank Trust National Association, as successor to
     Continental Bank, as trustee, as amended, supplemented or otherwise modified from time to time.

        "1998 Supplemental Indenture":  the First Supplemental Indenture, dated
         ---------------------------
     June 30, 1998, to the Indenture, dated as of June 29, 1998, among the Company, certain of its subsidiaries, and the Bank of New York, as trustee, as amended, supplemented or otherwise modified from time to time.

        "1999 Indenture":  the Indenture, dated as of January 20, 1999, among
         --------------
     the Company, certain of its subsidiaries, and The Bank of New York, as trustee, as amended, supplemented or otherwise modified from time to time.

        "Notice of Acceleration":  as defined in the Trust Agreement.
         ----------------------

        "Other Collateral":  all Collateral other than Shared Collateral.
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        "Pledged Securities":  the collective reference to the Pledged Stock and
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     the Intercompany Notes.

        "Pledged Stock":  the shares of Capital Stock listed on Schedule 1,
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     together with any other shares, stock certificates, options or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect; provided that in any event (i) not more than 65% of the
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     voting stock of any Excluded Foreign Subsidiary is pledged hereunder and under the other Loan Documents and (ii) no Capital Stock of any Excluded Joint Venture is pledged hereunder and under the other Loan Documents.

        "Proceeds":  all "proceeds" as such term is defined in Section 9-306(1)
         --------
     of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions or payments with respect thereto.

        "Public Debt Indenture":  each of the 1994 Indenture, the 1998
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     Supplemental Indenture and the 1999 Indenture.

        "Public Debt Obligations":  the unpaid principal of, and premium, if
         -----------------------
     any, and interest on, the Public Debt Securities (including, without limitation, interest accruing at the then applicable rate provided in the instruments governing the Public Debt Securities after the maturity of the Public Debt Securities and interest accruing at the then applicable rate provided in such instruments after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding).

        "Public Debt Securities":  the collective reference to the securities
         ----------------------
     outstanding under the Public Debt Indentures.

        "Public Debt Trustee":  each of the Trustees under the Public Debt
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     Indentures, in each case acting jointly or individually, as the context shall require.

        "Secured Hedge Agreements":  the collective reference to (a) the
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     Specified Hedge Agreements and (b) any Hedge Agreements outstanding on the date hereof and listed on Schedule X to the Credit Agreement.

        "Secured Obligations":  (a) with respect to the Company, the collective
         -------------------
     reference to (i) the Public Debt Obligations, (ii) the Credit Agreement Obligations, (iii) its Surety Bond Obligations and (iv) the Trustee Fees (as defined in the Trust Agreement); and (b) with respect to each Grantor other than the Company, the collective reference to (i) such Grantor's Guarantor Credit Agreement Obligations, (ii) such Grantor's Guarantor Surety Bond Obligations, (iii) such Grantor's Surety Bond Obligations, (iv) the Public Debt Obligations and (v) the Trustee Fees (as defined in the Trust Agreement).

        "Secured Parties":  the collective reference to (i) the Holders, (ii)
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     the Lenders (including Lender Affiliates, to the extent such Lender
     Affiliates hold Secured Obligations) and the Administrative Agent, (iii) the Surety Parties and (iv) the Trustee.

        "Securities Act":  the Securities Act of 1933, as amended.
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        "Shared Collateral":  all Collateral constituting "shares of capital
         -----------------
     stock or evidence of Indebtedness of any Restricted Subsidiary" within the meaning of Section 10.09 of the 1994 Indenture, Section 3.1 of the 1998 Supplemental Indenture, or Section 3.8 of the 1999 Indenture.

        "Surety Bond":  each of the Surety Bonds described on Schedule IX to the
         -----------
     Credit Agreement and any amendment or replacement of any thereof that does not increase the amount, or shorten the maturity, of any thereof.

        "Surety Bond Account Party":  in respect of each Surety Bond, the
         -------------------------
     Company or its Subsidiary or Subsidiaries for the account of which such Surety Bond was issued, as specified on Schedule IX to the Credit Agreement.

        "Surety Bond Documents":  in respect of each Surety Bond, (i), such
         ---------------------
     Surety Bond and the related Contract of Indemnity as any of the foregoing may be amended or replaced, provided, that such amendment or replacement
                                 --------
     does not increase the amount of any Surety Bond or shorten the maturity thereof and (ii) any Surety Bond Guarantee related to such Surety Bond.

        "Surety Bond Guarantee":  any guarantee or contract of indemnity
         ---------------------
     executed and delivered by any Grantor to any Surety Party with respect to obligations owing by the Company or any Subsidiary in respect of any Surety Bond, including, without limitation, the Contracts of Indemnity dated December 29, 2000, as the same may from time to time be amended, modified, supplemented, extended or renewed.

        "Surety Bond Obligations":  in respect of any Surety Bond, (i) the
         -----------------------
     obligation of the Surety Bond Account Party for the account of which such Surety Bond was issued to reimburse the Surety Party which issued such Surety Bond for any payments made by such Surety Party from time to time under such Surety Bond, together with any interest, fees, indemnities or other amounts payable by such Surety Bond Account Party pursuant to the terms of the Surety Bond Documents relating to such Surety Bond (including, without limitation, to the extent provided by such Surety Bond Documents, interest accruing at the then applicable rate provided in such Surety Bond Documents after the maturity of such reimbursement obligations and interest accruing at the then applicable rate provided in such instruments after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Surety Bond Account Party, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) and (ii) any Guarantor Surety Bond Obligations with respect to such Surety Bond.

        "Surety Party":  in respect of each Surety Bond, the entity which issued
         ------------
     such Surety Bond, as specified on Schedule IX to the Credit Agreement, and any Person issuing any replacement of such Surety Bond that does not increase the amount, or shorten the maturity, thereof, provided, that the
                                                            --------
     Company shall have delivered to the Trustee the name of such Person and any other relevant information with respect thereto requested by the Trustee.

        "Trust Security Document":  as defined in the Trust Agreement.
         -----------------------

     1.2 Other Definitional Provisions. (a) The words "hereof," "herein",
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"hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection and Schedule references are to this Agreement unless otherwise specified.

     (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     (c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.

     SECTION 2. CONFIRMATIONS AND GRANTS OF SECURITY INTERESTS

     (a) Confirmations and Grants of Security Interests. Each Grantor hereunder
         ----------------------------------------------
that was a Grantor party to the Existing Domestic Pledge Agreement hereby confirms that pursuant to the Existing Domestic Pledge Agreement it granted, and each such Grantor hereby grants, to the Trustee, for the ratable benefit of the Secured Parties as described more fully in the next sentence, a security interest in all of the Collateral described in the Existing Domestic Pledge Agreement in which such Grantor has, or had at any time, any right, title or interest, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration of otherwise) of all Secured Obligations of such Grantor outstanding on the date hereof (but not incurred on the date hereof). The foregoing grant of a security interest by each Grantor (i) in any Shared Collateral is granted to the Trustee, for the ratable benefit of the Secured Parties, to secure all Secured Obligations of such Grantor outstanding on the date hereof (but not incurred on the date hereof) and (ii) in any Other Collateral is granted to the Trustee, for the ratable benefit of the Lenders, the Lender Affiliates and the Surety Parties, to secure (x) in the case of the Company, the Credit Agreement Obligations and the Surety Bond Obligations of the Company, in each case outstanding on the date hereof (but not incurred on the date hereof) and (y) in the case of each other Grantor, the Guarantor Credit Agreement Obligations and the Surety Bond Obligations of such Grantor, in each case outstanding on the date hereof (but not incurred on the date hereof).

     (b) Each Grantor hereby grants to the Trustee, for the ratable benefit of the Secured Parties as described more fully in next sentence, a security interest in all of the property, if any, that constitutes Collateral hereunder but did not constitute Collateral under the Existing Domestic Pledge Agreement, in which such Grantor now has or may at any time in the future acquire any right, title or interest, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all Secured Obligations of such Grantor outstanding on the date hereof (but not incurred on the date hereof). The foregoing grant of a security interest by each Grantor (i) in any Shared Collateral is granted to the Trustee, for the ratable benefit of the Secured Parties, to secure all Secured Obligations of such Grantor outstanding on the date hereof (but not incurred on the date hereof) and (ii) in any Other Collateral is granted to the Trustee, for the ratable benefit of the Lenders, the Lender Affiliates and the Surety Parties, to secure (x) in the case of the Company, the Credit Agreement Obligations and the Surety Bond Obligations of the Company, in each case outstanding on the date hereof (but not incurred on the date hereof) and (y) in the case of each other Grantor, the Guarantor Credit Agreement Obligations and the Surety Bond Obligations of such Grantor, in each case outstanding on the date hereof (but not incurred on the date hereof).

     (c) Each Grantor hereby grants to the Trustee, for the ratable benefit of the Secured Parties as described more fully in the next sentence, a security interest in all of the Collateral now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations of such Grantor incurred on or after the date hereof. The foregoing grant of a security interest by each Grantor (i) in any Shared Collateral is granted to the Trustee, for the ratable benefit of the Secured Parties, to secure all Secured Obligations of such Grantor incurred on or after the date hereof and (ii) in any Other Collateral is granted to the Trustee, for the ratable benefit of the Lenders, the Lender Affiliates and the Surety Parties, to secure (x) in the case of the Company, the Credit Agreement Obligations and the Surety Bond Obligations of the Company, in each case incurred on or after the date hereof and (y) in the case of each other Grantor, the Guarantor Credit Agreement Obligations and the Surety Bond Obligations of such Grantor, in each case incurred on or after the date hereof.

     2.2 Limitation.  Anything herein or in any other Loan Document, Surety Bond
         ----------
Document, Trust Security Document or document related to any Hedge Agreement or Cash Management Obligations to the contrary notwithstanding, the maximum amount of Secured Obligations secured pursuant hereto or pursuant to any other Loan Document, Surety Bond Document or Trust Security Document by the assets owned by any Grantor which is a Subsidiary of the Company shall in no event exceed the amount which can be so secured under applicable federal and state laws relating to the insolvency of debtors.

     2.3  Separate Security Interests. The security interests created pursuant
          ---------------------------
to each of subsection 2.1(a), subsection 2.1(b) and subsection 2.1(c) are separate and distinct security interests in the Collateral.

                 SECTION 3. REPRESENTATIONS AND WARRANTIES

     To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Grantor hereby represents and warrants to the Secured Parties that:

     3.1  Representations in the Credit Agreement.  In the case of each Grantor
          ---------------------------------------
other than the Company, the representations and warranties set forth in Article VIII of the Credit Agreement, as they relate to such Grantor or to the Loan Documents to which such Grantor is a party, each of which is hereby incorporated herein by reference, are true and correct, in all material respects and the Trustee and each Secured Party shall be entitled to rely on each of them as if they were fully set forth herein, provided that each reference in each such representation and warranty to the Company's knowledge shall, for the purposes of this subsection 3.1, be deemed to be a reference to such Grantor's knowledge.

     3.2  Title; No Other Liens. Except for the security interest granted to the
          ---------------------
Trustee for the benefit of the Secured Parties and the other Liens permitted to exist on the Collateral by the Credit Agreement, such Grantor owns or has rights in each item of the Collateral free and clear of any and all Liens or claims of others. No public notice with respect to all or any part of the Collateral is of record in any public office, except such as have been filed in favor of the Trustee, for the benefit of the Secured Parties, pursuant to this Agreement or as are permitted by the Credit Agreement.

     3.3  Perfected First Priority Liens. The security interests granted
          ------------------------------
pursuant to this Agreement (a) upon delivery to the Trustee of the certificates representing the Pledged Stock and the Intercompany Notes and the filing of UCC Financing Statements in the offices set forth in Schedule 2, will constitute valid perfected security interests in all of the Collateral in favor of the Trustee, for the benefit of the Secured Parties, as collateral security for the Secured Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof; provided, that no representations are made with
                              --------
respect to the requirements of any laws of any jurisdiction other than the United States or any State thereof.

     3.4  Pledged Securities. (a) The shares of Pledged Stock pledged by such
          ------------------
Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor; provided, that with respect to each Issuer which is an Excluded Foreign Subsidiary, and with respect to F-M International Group, Inc., not more than 65% of the voting stock of any such Issuer is pledged hereunder.

     (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

     (c) Each of the Intercompany Notes, when issued, will constitute the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

     (d) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Pledged Securities pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement.

     (e) FM International, LLC is the record and beneficial owner of, and has good and marketable title to, the percentage of shares of each Foreign Subsidiary, as listed on Schedule 3 hereto, free of any and all Liens or options in favor of, or claims of, any other Person, and all such shares have been duly and validly issued and are fully paid and nonassessable.

                             SECTION 4. COVENANTS

         Each Grantor covenants and agrees with the Trustee and the Secured Parties that, from and after the date of this Agreement until the Secured Obligations shall have been paid in full and the Commitments shall have terminated:

     4.1  Covenants in the Credit Agreement.  In the case of each Grantor other
          ---------------------------------
than the Company, such Grantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Grantor or any of its Subsidiaries.

     4.2  Payment of Obligations. Such Grantor will pay and discharge or
          ----------------------
otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

     4.3  Maintenance of Perfected Security Interest.  (a)  Such Grantor shall
          ------------------------------------------
maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in subsection 3.3 and shall defend such security interest against the claims and demands of all Persons whomsoever.

     (b) Such Grantor will furnish to the Trustee and the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

     (c) At any time and from time to time, upon the written request of the Administrative Agent or the Trustee, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent or the Trustee may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby.

     4.4  Notices.  Such Grantor will advise the Trustee and the Administrative
          -------
Agent promptly, in reasonable detail, of:

     (a) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would adversely affect the ability of the Trustee to exercise any of its remedies hereunder; and

     (b) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

     4.5  Pledged Stock. (a) If such Grantor shall become entitled to receive or
          -------------
shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Trustee, hold the same in trust for the Trustee and deliver the same forthwith to the Trustee in the exact form received, duly indorsed by such Grantor to the Trustee, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Trustee so requests, signature guaranteed, to be held by the Trustee, subject to the terms hereof, as additional collateral security for the Secured Obligations of such Grantor. Any sums paid upon or in respect of the Pledged Stock pledged by any Grantor upon the liquidation or dissolution of any Issuer shall be paid over to the Trustee to be held by it hereunder as additional collateral security for the Secured Obligations of such Grantor, and in case any distribution of capital shall be made on or in respect of the Pledged Stock pledged by any Grantor or any property shall be distributed upon or with respect to the Pledged Stock pledged by any Grantor pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Trustee, be delivered to the Trustee to be held by it hereunder as additional collateral security for the Secured Obligations of such Grantor. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Trustee, hold such money or property in trust for the Secured Parties, segregated from other funds of such Grantor, as additional collateral security for the Secured Obligations of such Grantor.

     (b) Without the prior written consent of the Trustee, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Stock or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Pledged Stock or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Trustee to sell, assign or transfer any of the Pledged Stock or Proceeds thereof.

     (c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Stock issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Trustee promptly in writing of the occurrence of any of the events described in subsection 4.5(a) with respect to the Pledged Stock issued by it and (iii) the terms of subsections 5.1(c) and 5.4 shall apply to it, mutatis mutandis, with respect to all actions that may be
                   ------- --------
required of it pursuant to subsection 5.1(c) or 5.4 with respect to the Pledged Stock issued by it.

     (d) In the case of each Issuer which is not a Grantor, the Grantor with respect to such Issuer shall cause such Issuer to execute and deliver to the Trustee an acknowledgement and consent in the form of Annex 1.

                       SECTION 5.  REMEDIAL PROVISIONS

     5.1  Pledged Stock.  (a)  Unless a Notice of Acceleration shall be in
          -------------
effect and the Trustee shall have given notice to the Company of the Trustee's intent to exercise its corresponding rights pursuant to subsection 5.1(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock, in each case paid in the normal course of business of the relevant Issuer and consistent with past practice and to exercise all voting and corporate rights with respect to the Pledged Stock; provided, however, that no
                                                    --------  -------
vote shall be cast or corporate right exercised or other action taken which would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

     (b) If a Notice of Acceleration shall be in effect and the Trustee shall give notice of its intent to exercise such rights to the Company, (i) the Trustee shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Stock and make application thereof to the Secured Obligations in the order specified in the Trust Agreement, and
(ii) any or all of the Pledged Stock shall be registered in the name of the Trustee or its nominee, and the Trustee or its nominee may thereafter exercise
(x) all voting, corporate and other rights pertaining to such Pledged Stock at any meeting of shareholders of the relevant

Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by any Grantor or the Trustee of any right, privilege or option pertaining to such Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Trustee may determine), all without liability except to account for property actually received by it, but the Trustee shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

     (c) Each Grantor hereby authorizes and instructs each Issuer of any Pledged Stock pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Trustee in writing that (x) states that a Notice of Acceleration is in effect and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) if a Notice of Acceleration is in effect, pay any dividends or other payments with respect to the Pledged Stock directly to the Trustee.

     5.2  Application of Proceeds.  All Proceeds of the Collateral received by
          -----------------------
the Trustee hereunder shall be held and applied in accordance with the Trust Agreement.

     5.3  Code and Other Remedies.  If a Notice of Acceleration is in effect,
          -----------------------
the Trustee, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Trustee, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Trustee, any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Trustee or any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. The Trustee shall apply the net proceeds of any action taken by it pursuant to this subsection 5.3, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Trustee and the Secured Parties hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in the order specified in the Trust Agreement, and only after such application and after the payment by the Trustee of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the New York UCC, need the Trustee account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Trustee or any Secured Party arising out of the exercise by them of any rights hereunder, except to the extent arising from the gross negligence or willful misconduct of the Trustee, such Secured Party or such Lender. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

     5.4    Registration Rights.  (a)  If the Trustee (upon directions received
            -------------------
by it pursuant the Trust Agreement) shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 5.3, and if in the opinion of the Trustee it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Trustee (as directed pursuant to the Trust Agreement), necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Trustee (as directed pursuant to the Trust Agreement), are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Trustee (as directed pursuant to the Trust Agreement) shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

     (b) Each Grantor recognizes that the Trustee may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Trustee shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

     (c) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this subsection 5.4 valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor further agrees that a breach of any of the covenants contained in this subsection 5.4 will cause irreparable injury to the Trustee and the Secured Parties, that the Trustee and the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this subsection
5.4 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreements.

     5.5  Deficiency.  Each Grantor shall remain liable for any deficiency if
          ----------
the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Secured Obligations and the fees and disbursements of any attorneys employed by the Trustee to collect such deficiency.

                           SECTION 6.  THE TRUSTEE

     6.1  Trustee's Appointment as Attorney-in-Fact, etc.  (a)  Each Grantor
          ----------------------------------------------
hereby irrevocably constitutes and appoints the Trustee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Trustee the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

          (i) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, other than taxes being contested in good faith and by appropriate proceedings;

          (ii) execute, in connection with any sale provided for in subsection 5.3, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

          (iii) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Trustee or as the Trustee shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Trustee may deem appropriate; and (7) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the

     Collateral as fully and completely as though the Trustee were the absolute owner thereof for all purposes, and do, at the Trustee's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Trustee deems necessary to protect, preserve or realize upon the Collateral and the Trustee's security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

          Anything in this subsection 6.1 (a) to the contrary notwithstanding, the Trustee agrees that it will not exercise any rights under the power of attorney provided for in this subsection 6.1(a) unless directed to do so in the manner specified in the Trust Agreement while a Notice of Acceleration is in effect.

     (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Trustee, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

     (c) The expenses of the Trustee incurred in connection with actions undertaken as provided in this subsection 6.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due Base Rate Loans which are US$ Revolving Credit Loans under the Credit Agreement, from the date of payment by the Trustee to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Trustee on demand.

     (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

     6.2  Duty of Trustee.  The Trustee's sole duty with respect to the custody,
          ---------------
safekeeping and physical preservation of the Collateral in its possession, under
Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Trustee deals with similar property for its own account. Neither the Trustee, any Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Trustee and the Secured Parties hereunder are solely to protect the Trustee's and the Secured Parties' interests in the Collateral and shall not impose any duty upon the Trustee or any Secured Party to exercise any such powers. The Trustee and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

     6.3  Authority of Trustee.  Each Grantor acknowledges that the rights and
          --------------------
responsibilities of the Trustee under this Agreement with respect to any action taken by the Trustee or the exercise or non-exercise by the Trustee of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Trustee and the Secured Parties, be governed by the Trust Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Trustee and the Grantors, the Trustee shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                          SECTION 7.  MISCELLANEOUS

     7.1  Amendments in Writing.  None of the terms or provisions of this
          ---------------------
Agreement may be waived, amended, supplemented or otherwise modified except by an instrument in writing executed by the Grantors and by the Trustee (pursuant to instructions given in accordance with the Trust Agreement).

     7.2  Notices.  All notices, requests and demands to or upon the Trustee or
          -------
any Grantor hereunder shall be effected in the manner provided for in subsection
6.1 of the Trust Agreement; provided that any such notice, request or demand to
                            --------
or upon any Grantor other than the Company shall be addressed to such Grantor c/o the Company and that any such notice, request or demand to or upon the Trustee shall be addressed to the Trustee at its notice address set forth in the Trust Agreement.

     7.3    No Waiver by Course of Conduct; Cumulative Remedies.  Neither the
            ---------------------------------------------------
Trustee nor any Secured Party shall by any act (except by a written instrument pursuant to subsection 7.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Trustee or any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Trustee or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Trustee or such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     7.4  Enforcement Expenses; Indemnification.  (a)  Each Grantor agrees to
          -------------------------------------
pay or reimburse each Secured Party and the Trustee for all its reasonable costs and expenses incurred in enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Grantor is a party, including, without limitation, the fees and disbursements of counsel to the Trustee.

     (a) Each Grantor agrees to pay, and to save the Trustee and the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

     (b) Each Grantor agrees to pay, and to save the Trustee and the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Company would be required to indemnify the Administrative Agent and the Lenders pursuant to
Section 15.5 of the Credit Agreement, and subsection 4.6 of the Trust Agreement.

     (c) The agreements in this subsection 7.4 shall survive repayment of the Secured Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents and the Trust Agreement.

     7.5  Successors and Assigns.  This Agreement shall be binding upon the
          ----------------------
successors and assigns of each Grantor and shall inure to the benefit of the Trustee and the Secured Parties and their successors and assigns; provided that
                                                                  --------
no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Trustee.

     7.6  Counterparts.  This Agreement may be executed by one or more of the
          ------------
parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     7.7  Severability.  Any provision of this Agreement which is prohibited or
          ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     7.8  Section Headings.  The Section headings used in this Agreement are for
          ----------------
convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     7.9  Integration.  This Agreement and the other Loan Documents represent
          -----------
the agreement of the Grantors, the Administrative Agent, the Trustee and the Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Trustee, the Administrative Agent or any Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

     7.10 GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND
          -------------
INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     7.11 Submission To Jurisdiction; Waivers.  Each Grantor hereby irrevocably
          -----------------------------------
and unconditionally:

     (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the

Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

     (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

     (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 7.2 or at such other address of which the Trustee shall have been notified pursuant thereto;

     (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

     (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

     7.12 Acknowledgements.  Each Grantor hereby acknowledges that:
          ----------------

     (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

     (b) neither the Trustee nor any Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Trustee and the Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

     (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties, among the Secured Parties or among the Grantors and the Secured Parties.

     7.13 WAIVER OF JURY TRIAL.  EACH OF THE GRANTORS, AND, BY ACCEPTANCE OF THE
          --------------------
BENEFITS HEREOF, EACH OF THE TRUSTEE AND THE SECURED PARTIES, HERE BY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

     7.14 Additional Grantors.  Each Subsidiary of the Company that is required
          -------------------
to become a party to this Agreement pursuant to Section 10.11 of the Credit Agreement, shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 2 hereto.

     7.15 Releases.  (a)  At such time as the Loans and the other Secured
          --------
Obligations shall have been paid in full and the Commitments have been terminated and the Holder Representatives on behalf of the Secured Parties have so certified to the Trustee, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Trustee and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Trustee shall deliver to such Grantor any Collateral held by the Trustee hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination. In addition, the Trustee shall release the Collateral upon directions from the Administrative Agent as provided in subsection 6.10 of the Trust Agreement.

     (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Trustee, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral; provided that the Company shall have delivered to the Trustee, at least ten
--------
Business Days prior to the date of the proposed release, a written request for release identifying the relevant Grantor, together with (i) a certification by the Company stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents and (ii) a written confirmation by the Administrative Agent that such release is permitted by the Credit Agreement. At the request and sole expense of the Company, a Grantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Grantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement; provided that the Company shall have
                                   --------
delivered to the Trustee, at least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Grantor, together with (i) a certification by the Company stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents and (ii) a written confirmation by the Administrative Agent that such release is permitted by the Credit Agreement.

     (c) The Trustee will, at any time, upon the written instruction of the Administrative Agent, at the sole expense of the relevant Grantor, execute and deliver to the relevant Grantor all releases or other documents reasonably necessary or desirable for any release contemplated above in this Section 7.15 of the Liens created hereby on the Collateral specified by the Administrative Agent in such instruction.

     (d) By acceptance of the benefits hereof, each Secured Party acknowledges and consents to the provisions of this subsection 7.15, agrees that the Trustee shall incur no liability whatsoever to any Secured Party for any release effected by the Trustee in accordance with this subsection 7.15 and agrees that the Administrative Agent shall incur no liability whatsoever to any Secured Party for any release directed or consented to by it in accordance with the Credit Agreement.

     7.16 Foreign Issuers.  Notwithstanding any provision of this Agreement, to
          ---------------
the extent that the Trustee or the Administrative Agent is granted a security interest, as security for the Secured Obligations, in any Pledged Securities issued by any Foreign Subsidiary pursuant to another pledge agreement or other security instrument acceptable to the Administrative Agent, the provision of such other pledge agreement or security instrument shall control with respect to such Pledged Securities.

                                                                         ANNEX 1


          ASSUMPTION AGREEMENT, dated as of ________________, 200__, made by ____________________________, a ______________ corporation (the "Additional
                                                                 ----------
Grantor"), in favor of First Union National Bank (the "Trustee"), not
-------                                                -------
individually but solely as Trustee under the Second Amended and Restated Trust Agreement, dated as of December 29, 2000 (as amended, supplemented or otherwise modified from time to time, the "Trust Agreement"), among
                                           ---------------
Federal-Mogul Corporation, a Michigan corporation (the "Company"), the
                                                        -------
Subsidiaries of the Company parties thereto and the Trustee.


                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Company, each Foreign Subsidiary Borrower (as defined in the Existing Credit Agreement) party thereto, the banks and other financial institutions from time to time parties thereto and the Administrative Agent have entered into a Fourth Amended and Restated Credit Agreement, dated as of December 29, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement");
                        ----------------

          WHEREAS, in connection with the Credit Agreement, the Company and certain of its Subsidiaries (other than the Additional Grantor) have entered into the Second Amended and Restated Domestic Pledge Agreement, dated as of December 29, 2000 (as amended, supplemented or otherwise modified from time to time, the "Pledge Agreement") in favor of the Trustee
                                      ----------------
     for the benefit of the Secured Parties;

          WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Pledge Agreement; and

          WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Pledge Agreement;

          NOW, THEREFORE, IT IS AGREED:

          Defined Terms.  All capitalized terms not defined herein shall have
          -------------
     the meaning ascribed to them in the Pledge Agreement.

     Pledge Agreement.  By executing and delivering this Assumption Agreement,
     ----------------
the Additional Grantor, as provided in subsection 7.14 of the Pledge Agreement, hereby becomes a party to the Pledge Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedule 1 and Schedule 2 to the Pledge Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 3 of the Pledge Agreement is true and correct with respect to such Additional Grantor on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

     GOVERNING LAW.  THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND
     -------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.


                                          [ADDITIONAL GRANTOR]


                                          By:______________________________
                                           Name:
                                           Title

     IN WITNESS WHEREOF, each of the undersigned has caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

                                   FEDERAL-MOGUL CORPORATION
                                   FEDERAL-MOGUL IGNITION COMPANY
                                   CARTER AUTOMOTIVE COMPANY, INC.
                                   FEDERAL-MOGUL U.K. HOLDINGS INC.
                                   FEDERAL-MOGUL AVIATION, INC.
                                   FEDERAL-MOGUL PRODUCTS, INC.
                                   FERODO AMERICA, INC.
                                   FEDERAL-MOGUL SINTERED PRODUCTS, INC.
                                   FEDERAL-MOGUL SINTERED PRODUCTS-WAUPUN, INC.
                                   FEDERAL-MOGUL CAMSHAFTS, INC.
                                   FEDERAL-MOGUL SYSTEMS PROTECTION GROUP, INC.
                                   FEDERAL-MOGUL POWERTRAIN, INC.
                                   FEDERAL-MOGUL RPB, INC.
                                   FEDERAL-MOGUL LAGRANGE, INC.
                                   FEDERAL-MOGUL CAROLINA, INC.
                                   FEDERAL-MOGUL SOUTH BEND, INC.
                                   FEDERAL-MOGUL SEALING SYSTEMS, INC.
                                   T&N INDUSTRIES INC.
                                   WEYBURN ACQUISITION CORPORATION
                                   AE GOETZE FB INC.


                                   By: /s/ Scott Argersinger
                                      ----------------------
                                   Name:  Scott Argersinger
                                   Title: Authorized Representative

                                   F-M UK HOLDING LIMITED


                                   By: /s/ David Bozynski
                                      -------------------
                                   Name:  David Bozynski
                                   Title: Director


                                   By: /s/ James Zamoyski
                                      -------------------
                                   Name:  James Zamoyski
                                   Title: Director

                          ACKNOWLEDGEMENT AND CONSENT

          The undersigned hereby acknowledges receipt of a copy of the Second Amended and Restated Domestic Pledge Agreement dated as of December 29, 2000 (the "Agreement"), made by the Grantors parties thereto for the benefit of First
      ---------
Union National Bank, as Trustee. The undersigned agrees for the benefit of the Trustee as follows:

          The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

          The undersigned will notify the Trustee promptly in writing of the occurrence of any of the events described in subsection 4.5(a) of the Agreement.

          The terms of subsections 5.1(c) and 5.4 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required
            ------- --------
     of it pursuant to subsection 5.1(c) or 5.4 of the Agreement.

                                   Federal-Mogul Ignition Company
                                   Federal-Mogul Products, Inc.
                                   Carter Automotive Company, Inc.
                                   Federal-Mogul World Wide, Inc.
                                   Federal-Mogul Venture Corporation
                                   Federal-Mogul Global Properties, Inc.
                                   Federal-Mogul U.K. Holdings Inc.
                                   Federal-Mogul Dutch Holdings Inc.
                                   Federal-Mogul Funding Corporation
                                   FM International, LLC
                                   Felt Products Mfg. Co.
                                   Federal-Mogul Aviation, Inc.
                                   Federal-Mogul Global Inc.
                                   T&N Industries Inc.
                                   Federal-Mogul Aftermarket of Canada Inc.
                                   Federal-Mogul Sealing Systems, Inc.
                                   McCord Sealing, Inc.
                                   AE Goetze FB Inc.
                                   Brake Acquisition Inc.
                                   Federal-Mogul Carolina, Inc.
                                   Federal-Mogul Engineered Bearings, Inc.
                                   Federal-Mogul LaGrange, Inc.
                                   Federal-Mogul Piston Rings, Inc.
                                   Federal-Mogul Powertrain, Inc.
                                   Federal-Mogul RPB, Inc.
                                   Federal-Mogul Sintered Products, Inc.
                                   Federal-Mogul Sintered Products-Waupun, Inc.
                                   Federal-Mogul South Bend, Inc.
                                   Federal-Mogul Systems Protection Group, Inc.

                                   Federal-Mogul Technology, Inc.
                                   Ferodo America, Inc.
                                   Ferodo Technical Center Inc.
                                   Weyburn Acquisition Corporation
                                   Federal-Mogul Camshafts, Inc.
                                   Federal-Mogul Flowery Branch, L.L.C.


                                   By: /s/ Scott Argersinger
                                       --------------------------------------
                                   Name: Scott Argersinger
                                   Title: Authorized Representative


                                   Address for Notices:
                                   c/o Federal-Mogul Corporation
                                   26555 Northwestern Highway
                                   Southfield, MI 48034
                                   Attention: David Sherbin
                                   Fax: 248-354-8103


                                   F-M UK HOLDING LIMITED


                                   By: /s/ David Bozynski
                                       --------------------------------------
                                   Name: David Bozynski
                                   Title: Director


                                   By: /s/ James Zamoyski
                                       --------------------------------------
                                   Name: James Zamoyski
                                   Title: Director

                                   Address for Notices:
                                   c/o Federal-Mogul Corporation
                                   26555 Northwestern Highway
                                   Southfield, MI 48034
                                   Attention: David Sherbin
                                   Fax: 248-354-8103

                                   Federal-Mogul Global Growth Ltd.


                                   By: /s/ Scott Argersinger
                                       --------------------------------------
                                   Name: Scott Argersinger
                                   Title: Authorized Representative

                                   Address for Notices:
                                   c/o Federal-Mogul Corporation
                                   26555 Northwestern Highway
                                   Southfield, MI 48034
                                   Attention: David Sherbin
                                   Fax: 248-354-8103